UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                 Amendment No. 1

                                       to

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2000

                           ASSET INVESTORS CORPORATION

             (Exact name of registrant as specified in its charter)

                Delaware                       1-9360            84-1500244
     (State or other jurisdiction of      (Commission File     (IRS Employer
     incorporation or organization)           Number)       Identification No.)

   3410 South Galena Street, Suite 210                            80231
            Denver, Colorado                                   (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9400

              (Registrant's telephone number, including area code)

                                       N/A

                         (Former name or former address,

                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On January 31, 2000, Asset Investors Corporation (the "Company") entered into a series of agreements dated effective as of January 1, 2000 and acquired four manufactured home communities and undeveloped homesites at three manufactured home communities from Community Acquisition and Development Corporation ("CADC") and affiliates of CADC (collectively, the "Seller"). Joseph W. Gaynor is the President of CADC and owns 31% of the Seller. Mr. Gaynor was appointed the Company's Vice President of Development in January 2000. These communities consist of 535 developed homesites and 2,183 undeveloped homesites. The developed homesites are 95% occupied.

The consideration for the communities was determined through arms-length negotiations with the Seller. Total consideration for the communities was $36,816,000 and was paid as follows:

o Cancellation of $24,851,000 of participating mortgages and other loans previously made by the Company to Seller;
o    Assumption of $10,704,000 of third-party debt;
o Issuance of 44,572 units of limited partnership interests ("OP Units") in the Company's subsidiary, Asset Investors Operating Partnership, L.P., at an assigned value of $496,000; and
o $765,000 cash, the source of which is the Company's cash on hand and its line of credit with U.S. Bank National Association.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties, which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured home communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

Some of the statements in this report, as well as oral statements made by the Company's officials to analysts and stockholders in the course of presentations about the Company and conference calls following quarterly earnings releases, constitute "forward-looking statements" within the meaning of the Private
Securities   Litigation   Reform  Act  of  1995.  Such  statements  may  include
projections of the Company's adjusted funds from operations, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; and the Company's ability to reduce expense levels, implement rent increases, use leverage and other risks set forth in the Company's Securities and Exchange Commission filings.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         Statement of Excess of Revenues Over Specific Operating Expenses of the Community Acquisition and Development Corporation Manufactured Home Communities for the Year Ended December 31, 1998 (audited) and the Nine Months Ended September 30, 1999 (unaudited).

(b)      Pro Forma Financial Information

         Pro Forma Condensed Consolidated Balance Sheet of Asset Investors Corporation and Subsidiaries as of September 30, 1999.

         Pro  Forma  Condensed  Consolidated  Statement  of  Earnings  of  Asset
         Investors Corporation and Subsidiaries for the Nine Months Ended September 30, 1999.

         Pro Forma Condensed Consolidated Statement of Earnings of Asset Investors Corporation and Subsidiaries for the Year Ended December 31, 1998.

(c)      Exhibits

         Exhibit No.                           Description
         -----------                           -----------

             2.8 Contribution Agreement dated effective as of January 1, 2000, by and among Asset Investors Operating Partnership, L.P., CADC Holding L.L.C. and Community Acquisition and Development Corporation (incorporated herein by reference to Exhibit 2.8 to the Registrant's Current Report on Form 8-K dated January 31, 2000, Commission File No. 1-9360, filed on February 15, 2000).


             2.8(a) Purchase and Sale Agreement dated effective as of January 1, 2000, by and between Asset Investors Operating Partnership, L.P. and Community Acquisition and Development Corporation (incorporated herein by reference to Exhibit 2.8(a) to the Registrant's Current Report on Form 8-K dated January 31, 2000, Commission File No. 1-9360, filed on February 15,
                           2000).


             2.8(b) Purchase and Sale Agreement dated effective as of January 1, 2000, by and between Prime Forest Partners and Community Acquisition and Development Corporation (incorporated herein by reference to Exhibit 2.8(b) to the Registrant's Current Report on Form 8-K dated January 31, 2000, Commission File No. 1-9360, filed on February 15, 2000).


             2.8(c) Purchase and Sale Agreement dated effective as of January 1, 2000, by and between Asset Investors Operating Partnership, L.P. and Community Acquisition and Development Corporation (incorporated herein by reference to Exhibit 2.8(c) to the Registrant's Current Report on Form 8-K dated January 31, 2000, Commission File No. 1-9360, filed on February 15,
                           2000).


             2.8(d) Asset Purchase Agreement dated effective as of January 1, 2000, by and between AIC Homesales Corp. and Community Acquisition and Development Corporation (incorporated herein by reference to Exhibit 2.8(d) to the Registrant's Current Report on Form 8-K dated January 31, 2000, Commission File No. 1-9360, filed on February 15, 2000).


             23            Consent of Independent Auditors - Ernst & Young LLP

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASSET INVESTORS CORPORATION

Date:  February 24, 2000
                                                  By: /s/David M. Becker
                                                  ----------------------------
                                                  David M. Becker
                                                  Chief Financial Officer

                         Report of Independent Auditors

Board of Directors and Stockholders
Asset Investors Corporation

We have audited the accompanying combined statement of excess of revenues over specific operating expenses of the Community Acquisition and Development Corporation Manufactured Home Communities (Note 1) for the year ended December 31, 1998. This combined statement is the responsibility of the management of the Community Acquisition and Development Corporation Manufactured Home Communities. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the combined statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the communities after acquisition by Asset Investors Corporation. The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the communities' revenues and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of the Community Acquisition and Development Corporation Manufactured Home Communities for the year ended December 31, 1998 in conformity with accounting principles generally accepted in the United States.

Denver, Colorado                                            /s/ERNST & YOUNG LLP
December 24, 1999

                  Community Acquisition Development Corporation

                          Manufactured Home Communities

                    Combined Statement of Excess of Revenues

                        Over Specific Operating Expenses


                                                                                                       Nine Months
                                                                     Year ended December                  Ended
                                                                           31, 1998                September 30, 1999
                                                                 -------------------------------------------------------
                                                                                                    (Unaudited)
Revenues

   Rental                                                                   $1,248,850                 $1,026,807
   Other                                                                        25,114                     15,937
                                                                 -------------------------------------------------------
                                                                             1,273,964                  1,042,744

Specific operating expenses

   Property operations and maintenance                                         525,293                    491,863
   Selling and marketing                                                       394,639                    686,523
   Real estate taxes                                                           132,688                     96,370
                                                                 -------------------------------------------------------
                                                                             1,052,620                  1,274,756
                                                                 -------------------------------------------------------

Excess of revenues over specific operating expenses                           $221,344                 $(232,012)
                                                                 =======================================================




See accompanying notes.

                Community Acquisition and Development Corporation

                          Manufactured Home Communities

                Notes to Combined Statement of Excess of Revenues

                        Over Specific Operating Expenses



1.  Organization and Significant Accounting Policies

Description of Properties

The  Community  Acquisition  and  Development   Corporation   Manufactured  Home
Communities  (the  "Communities")   include  four  separate   manufactured  home
communities and sites for manufactured homes located in three additional manufactured home communities, all located in Florida. The Communities, which are under common management and control, have been summarized as follows:

        Property Name                   Location               Developed Homesites        Undeveloped homesites
        -------------                   --------               -------------------        ---------------------
Blue Heron Pines               Punta Gorda, FL                         133                       311
Brentwood                      Hudson, FL                               75                       148
Forest View                    Homosassa, FL                            11                       120
Park Royale                    Pinellas Park, FL                         -                        51
Savanna Club                   Port St. Lucie, FL                       65                     1,281
Stonebrook                     Homosassa, FL                             6                        94
Sun Lake                       Grand Island, FL                        245                       178


In January 2000, Asset Investors Corporation acquired the communities from Community Acquisition and Development Corporation.

Basis of Accounting

The accompanying combined statement of excess of revenues over specific operating expenses is presented on the accrual basis. This combined statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties. Accordingly, the combined statement excludes certain historical expenses not comparable to the operations of the properties after acquisition, such as professional fees, management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the combined statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

Interim Unaudited Financial Information

The accompanying interim unaudited combined statement of excess of revenue over specific operating expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the combined statement of excess of revenues over specific operating expenses for the year ended December 31, 1998. In the opinion of management of the Communities, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The combined excess of revenues over specific operating expenses for such interim period is not necessarily indicative of the combined excess of revenue over specific operating expenses for the full year.

Item 7(b).

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1999

                                 (In thousands)

                                   (Unaudited)

                                                                 As Previously     Pro Forma           Pro Forma
                                                                    Reported      Adjustments (a)       Results
                                                                    --------      -----------           -------
ASSETS

Real estate, net                                                   $  109,543        $ 29,618          $  139,161
Investments in participating mortgages                                 20,622         (20,622)                 --
Cash and cash equivalents                                               1,604          (1,513)                 91
Investment in Commercial Assets                                        19,741              --              19,741
Other assets, net                                                       8,068           5,529              13,597
                                                                   ----------        --------          ----------
       Total Assets                                                $  159,578        $ 13,012          $  172,590
                                                                   ==========        ========          ==========

LIABILITIES

Secured long-term notes payable                                    $   54,456        $  2,607          $   57,063
Secured long-term notes payable to Commercial Assets                       --           2,148               2,148
Secured short-term financing                                            1,000           5,641               6,641
Accounts payable and accrued liabilities                                4,060           2,120               6,180
                                                                   ----------        --------          ----------
                                                                       59,516          12,516              72,032
                                                                   ----------        --------          ----------

MINORITY INTEREST IN OPERATING PARTNERSHIP                             15,386             496              15,882

STOCKHOLDERS' EQUITY
Preferred stock                                                            --              --                  --
Common stock                                                               56              --                  56
Additional paid-in capital                                            239,381              --             239,381
Notes receivable on common stock purchases                               (588)             --                (588)
Dividends in excess of accumulated earnings                          (153,723)             --            (153,723)
Treasury stock                                                           (450)             --                (450)
                                                                   ----------        --------          ----------
                                                                       84,676              --              84,676
                                                                   ----------        --------          ----------
       Total Liabilities and Stockholders' Equity                  $  159,578        $ 13,012          $  172,590
                                                                   ==========        ========          ==========


       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                      (In thousands, except per share data)

                                   (Unaudited)

                                                             As Previously       Pro Forma         Pro Forma
Rental property operations                                      Reported       Adjustments          Results
                                                          -------------------------------------------------------
Rental and other property revenues                              $  11,075       $   1,043  (b)    $  12,118
Interest on participating mortgages                                 2,302          (1,394) (c)          908
Property operating expenses                                        (3,991)           (570) (b)       (4,561)
Depreciation                                                       (2,827)           (264) (d)       (3,091)
                                                                ---------       ---------         ---------
Income from rental property operations                              6,559          (1,185)            5,374
                                                                ---------       ---------         ---------

Service operations

Property management income, net                                       158             (19) (b)          139
Commercial Assets management fees                                     418              --               418
Amortization of management contracts                               (2,067)             --            (2,067)
                                                                ---------       ---------         ---------
Loss from service operations                                       (1,491)            (19)           (1,510)
                                                                ---------       ---------         ---------

Equity in earnings of Commercial Assets                               714              --               714
General and administrative expenses                                (1,098)             --            (1,098)
Selling and marketing expenses                                         --            (686) (b)         (686)
Interest and other income                                             227            (153) (e)           74
Interest expense                                                   (2,853)            610  (f)       (2,243)
Income tax benefit                                                    250              --               250
Loss from early extinguishment of debt                                (75)             --               (75)
Reincorporation expense                                               (70)             --               (70)
                                                                ---------       ---------         ---------

Income (loss) before minority interest in Operating Partnership     2,163          (1,433)              730
Minority interest in Operating Partnership                           (341)            222  (g)         (119)
                                                                ---------       ---------         ---------

Net income (loss)                                               $   1,822       $  (1,211)        $     611
                                                                =========       =========         =========

Basic and diluted earnings (loss) per share                     $    0.33       $   (0.22)        $    0.11
                                                                =========       =========         =========

Weighted average common shares outstanding                          5,527           5,527             5,527
Weighted average common shares and common share
  equivalents outstanding                                           5,534           5,534             5,534



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                      (In thousands, except per share data)

                                   (Unaudited)

                                                             As Previously       Pro Forma         Pro Forma
Rental property operations                                      Reported       Adjustments          Results
                                                          -------------------------------------------------------
Rental and other property revenues                              $  10,479       $   1,274  (b)    $  11,753
Interest on participating mortgages                                 3,174          (1,671) (c)        1,503
Property operating expenses                                        (4,039)           (637) (b)       (4,676)
Depreciation                                                       (2,685)           (352) (d)       (3,037)
                                                                ---------       ---------         ---------
Income from rental property operations                              6,929          (1,386)            5,543
                                                                ---------       ---------         ---------

Service operations

Property management income, net                                       156             (21) (b)          135
Commercial Assets management fees                                     155              --               155
Amortization of management contracts                               (2,894)             --            (2,894)
                                                                ---------       ---------         ---------
Loss from service operations                                       (2,583)            (21)           (2,604)
                                                                ---------       ---------         ---------

Equity in earnings of Commercial Assets                               975              --               975
Non-agency MBS bonds revenues                                          50              --                50
General and administrative expenses                                (1,393)             --            (1,393)
Selling and marketing expenses                                         --            (395) (b)         (395)
Interest and other income                                             871            (222) (e)          649
Interest expense                                                   (2,485)            813  (f)       (1,672)
Costs incurred to acquire management contract                      (2,092)             --            (2,092)
                                                                ---------       ---------         ---------

Income (loss) before minority interest in Operating Partnership       272          (1,211)             (939)
Minority interest in Operating Partnership                            (60)            273  (g)          213
                                                                ---------       ---------         ---------

Net income (loss)                                               $     212       $    (938)        $    (726)
                                                                =========       =========         =========

Basic and diluted earnings (loss) per share                     $    0.04       $   (0.18)        $   (0.14)
                                                                =========       =========         =========

Weighted average common shares outstanding                          5,094           5,094             5,094
Weighted average common shares and common share
  equivalents outstanding                                           5,113           5,113             5,113



      See Notes to Pro Forma Condensed Consolidated Financial Statements.

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (Unaudited)

The pro forma condensed consolidated balance sheet of the Company as of September 30, 1999, is presented as if the January 1, 2000 acquisition of the Community Acquisition and Development Corporation manufactured home communities had occurred on September 30, 1999. The pro forma condensed consolidated statements of earnings for the nine months ended September 30, 1999 and for the year ended December 31, 1998 are presented assuming the January 1, 2000 acquisition of manufactured home communities had been completed on January 1, 1998. In management's opinion, all adjustments necessary to reflect the acquisitions have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transactions had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a)  Reflects  the  purchase  of  the  Community   Acquisition  and  Development
     Corporation manufactured home communities as if the purchase had occurred on September 30, 1999, as follows (in thousands):


                                                        Assets                                   Pro Forma
                                                       Acquired           Consideration          Adjustments
                                                    -----------------    -----------------     ----------------
Real estate                                            $  29,618           $       --            $   29,618
Cancellation of participating mortgages                       --               20,622               (20,622)
Cash and cash equivalents                                    205                1,718                (1,513)
Other assets                                               6,993                1,464                 5,529

Liabilities assumed:
    Secured long-term notes payable                           --                2,607                 2,607
    Secured long-term notes payable to Commercial
       Assets                                                 --                2,148                 2,148
    Secured short-term financing                              --                5,641                 5,641
    Other liabilities                                         --                2,120                 2,120
Issuance of 44,572 OP Units at $11.125                        --                  496                   496
                                                    -----------------    -----------------     ----------------
                                                       $  36,816           $   36,816            $       --
                                                    =================    =================     ================

(b) Reflects adjustment for the rental income and property expenses of the Community Acquisition and Development Corporation manufactured home communities acquired on January 1, 2000. Specific operating expenses are allocated as follows (in thousands):


                                                                          Nine Months
                                                                        Ended September         Year Ended
                                                                           30, 1999          December 31, 1998
                                                                       ------------------    ------------------
Property operating expenses                                               $     570             $     637
Reduction in property management income, net                                     19                    21
Selling and marketing expenses                                                  686                   395
                                                                       ------------------    ------------------
                                                                          $   1,275             $   1,053
                                                                       ==================    ==================

(c)  Eliminates interest earned on participating mortgages to the Seller.

(d)  Reflects   depreciation   and   amortization  of  acquired  assets  on  the
     straight-line basis over the estimated useful lives of the assets. The estimated useful lives are 25 years for land improvements and buildings.

(e) Eliminates the income earned on other loans made to the Seller and short-term investment income at 5.0% per annum for the nine months ended September 30, 1999 and 5.35% per annum for the year ended December 31, 1998 on the cash used to acquire the interests in manufactured home communities.

(f) Reflects interest expense on $10,396,000 of assumed debt and line of credit borrowings at a weighted-average effective interest rate of 8.6%, net of interest capitalized of $1,283,000 during the nine months ended September 30, 1999 and $1,710,000 during the year ended December 31, 1998.

(g) Adjusts minority interest in net income (loss) allocated to the limited partners in Asset Investors Operating Partnership, L.P. based upon OP Units issued and adjusted income (loss) before minority interest in Operating Partnership.